Supplement dated February 2, 2026, to the following Minnesota Life Prospectus dated May 1, 2025:

Minnesota Life Variable Universal Life Account

•	Fidelity Variable Group Life

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectus.

Fund Liquidation

On November 13, 2025, the Board of Trustees for the Fidelity® Variable Insurance Products Funds approved a plan of liquidation for the Fidelity® VIP Target Volatility Portfolio (the “Fund”). The Fund liquidated on January 28, 2026, (the “Liquidation Date”). The Fund is no longer an available investment option under the above-named group variable universal life policy.

On the Liquidation Date

After the liquidation was complete, Minnesota Life Insurance Company (“we” or “us”) received the liquidation proceeds from any allocations that were in the Fund as of the Liquidation Date. The liquidation proceeds were used to purchase units in the Fidelity® VIP Government Money Market Portfolio sub-account (the “Money Market Fund”). These purchases were processed with an effective date of January 28, 2026, at relative net asset value. All certificate owners (“you” or “your”) affected by the liquidation will receive written confirmation of the transaction. Additionally, your account value in the affected sub-account will be the same as before the transfer to the Money Market Fund. However, the number of units you received in the Money Market Fund will be different from the number of units you owned in the sub-account investing in the Fund prior to the liquidation, due to the differences in unit value. The transaction will not be treated as a transfer for the purposes of transfer limitations and will not result in tax consequences.

After the Liquidation Date

For 60 days following the Liquidation Date, you may transfer a portion or the entire amount of your accumulation value transferred to the Money Market Fund to any of the other available variable investment options.

During the periods described above, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the policy will not apply. Market timing limitations will continue to apply. Transfers may be requested in writing, by telephone or by any other method we make available under the policy.

Unless you instruct us otherwise, any outstanding instructions you have on file with us that designate the Fund will be deemed an instruction for the Money Market Fund. This includes, but is not limited to, instructions for dollar cost averaging, portfolio rebalancing and systematic

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transfers. Any violation of investment restrictions in the policy that occur as a result of this liquidation will be waived until you make an allocation change. You may provide new instructions at any time while your certificate is in-force; however, any transfers other than those described during the period above will be treated as a transfer for purposes of transfer limitations and short-term trading fees applicable under the terms of the policy will apply.

To obtain a copy of the prospectus for the Fidelity® VIP Government Money Market Portfolio or any of the underlying funds for the variable investment options, please contact a Customer Service representative at 1-888-567-2882.

You will not incur any fees or charges or any tax liability because of the liquidation.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

Sub-Account Transfer Forms

Certificate owners who had allocations to the Fund as of the Liquidation Date will receive a sub-account transfer form under separate cover. In the event you wish to transfer any proceeds from the Fund to any other available fund, you may utilize the transfer form.

Please retain this supplement for future reference